UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2012

Nationstar Mortgage LLC	Nationstar Mortgage Holdings Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

333-171370	001-35449
(Commission File Number)	(Commission File Number)

75-2921540	45-2156869
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

350 Highland Drive	350 Highland Drive
Lewisville, Texas 75067	Lewisville, Texas 75067
(469) 549-2000	(469) 549-2000
(Address, including zip code, and telephone number, including area code, of principal executive offices)	(Address, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2012, Nationstar Mortgage Holdings Inc. (the “Company”) and Nationstar Mortgage LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the terms of the Underwriting Agreement, the Underwriters agreed to sell 16,666,667 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a per share price to the public of $14.00. The Company also granted the underwriters an option to purchase 2,500,000 additional shares of Common Stock to cover overallotments, which the Underwriters subsequently exercised in full in connection with the closing of the initial public offering.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and Nationstar Mortgage LLC. The Underwriting Agreement also provides for indemnification of the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”), or contribution to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 7, 2012, by and among the Company, Nationstar Mortgage LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: March 13, 2012	By:	/s/ Jay Bray
Jay Bray
Chief Executive Officer

Nationstar Mortgage LLC

	By:	/s/ Jay Bray
Jay Bray
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 7, 2012, by and among the Company, Nationstar Mortgage LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters.